18-Research And Development Expenses	12 Months Ended
Dec. 31, 2011
18-Research And Development Expenses [Text Block]
18—RESEARCH AND DEVELOPMENT EXPENSES

Research and development expenses consist of the following:
	2011	2010	2009
Gross research and development expenses	(2,847)	(3,958)	(4,103)
Research Tax Credit and grants	415	690	452
Net Research and development expenses	(2,432)	(3,268)	(3,651)